                            SCHEDULE 14A INFORMATION
                                  (RULE 14-101)

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
 Definitive Proxy Statement
|X| Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Getchell Gold Corporation
_______________________________________________________________________________
                (Name of Registrant as Specified in its Charter)

_______________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
 |X| No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.(1)
 (1) Title of each class of securities to which transaction applies:


 (2) Aggregate number of securities to which transaction applies:


 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:
     $_________________________________________________________________________
 (5) Total fee paid:
     $_________________________________________________________________________
 [ ] Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:
     __________________________________________________________________________
 (2) Form, Schedule or Registration Statement No.:
     __________________________________________________________________________
 (3) Filing Party:
     __________________________________________________________________________
 (4) Date Filed:

GETCHELL GOLD CORPORATION AND SUBSIDIARY
FOR RELEASE 8:00 P.M. EASTERN TIME
Release Date: April 26, 1999
Contact:
Donald S. Robson
Vice President & Chief Financial Officer
Getchell Gold Corporation
(303) 771-9000

GETCHELL GOLD CORPORATION SETS SPECIAL MEETING DATE

Englewood, Colorado (April 26, 1999) -- Getchell Gold Corporation (American Stock Exchange -- GGO) announced today that its Board of Directors has scheduled a special meeting of its stockholders for May 27, 1999 regarding the proposed merger with Placer Dome Inc., and has set April 26, 1999 as the record date for voting at the special meeting. The Company will first mail its proxy statement relating to the special meeting as filed with the Securities and Exchange Commission on or about April 28, 1999. Subject to stockholder approval, the transaction is scheduled to close by the end of May. Placer Dome and Getchell Gold announced an agreement and plan of merger on December 13, 1998.

Getchell Gold Corporation is a gold mining and exploration company with operations in north central Nevada and a corporate office in Englewood, Colorado.